UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2026
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way, Suite 100
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective March 6, 2026, the Board of Directors of Valvoline Inc. (the “Company” or “Valvoline”) appointed Jordan M. Denny, age 36, as Chief Accounting Officer and Controller of Valvoline. Mr. Denny succeeds Dione R. Sturgeon, who assumed the role of Vice President, Treasurer and Tax of Valvoline. Mr. Denny most recently served as Vice President, Corporate Development, Investor Relations & Treasurer of Valvoline, from April 2023 to March 2026. Previously, he served as Vice President, Finance & Controller – Retail Services from November 2021 to April 2023 and as Director, Financial Planning & Analysis (FP&A) – Retail Services from August 2020 to November 2021. Prior to such time, Mr. Denny held roles of increasing responsibility in Treasury, FP&A and Corporate Development at Valvoline and its former Parent company from May 2013 to August 2020. Mr. Denny holds a Master of Business Administration from the University of Kentucky and is a Certified Management Accountant (CMA).

Mr. Denny’s annual base salary is $319,520 and he is eligible to participate in the Valvoline Incentive Plan, with a target annual incentive compensation opportunity equal to 40% of his annual base salary. Mr. Denny received an annual equity grant for fiscal year 2026 in November 2025 in the amount of $125,000. Fifty percent of such award was granted in time-based restricted stock units and the other 50% was granted in performance stock units. Mr. Denny is also eligible to participate in the Company’s other benefit plans and programs, including participation in the Valvoline Severance Plan, consistent with other similarly situated executives.

There are no transactions involving Valvoline and Mr. Denny that Valvoline would be required to report pursuant to Item 404(a) of Regulation S-K. Additionally, there are no family relationships between Mr. Denny and any other executive officers of Valvoline or members of Valvoline’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.
(Registrant)

Date: March 9, 2026	/s/ J. Kevin Willis
J. Kevin Willis
Chief Financial Officer

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